UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2010
Middlefield Banc Corp.
(Exact name of registrant as specified in its charter)

Ohio	000-32561	34-1585111

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15985 East High Street Middlefield, Ohio	44062

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (440) 632-1666
(not applicable)
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
The following information is furnished under Item 2.02. On October 29, 2010, Middlefield Banc Corp. issued a press release announcing financial results for the third quarter and year-to-date period ended September 30, 2010. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by this reference.
The information contained or incorporated by reference in this current report on Form 8-K may contain forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors, including: changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of business strategies; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure. All forward-looking statements included in this current report on Form 8-K are based on information available at the time of the report. Middlefield Banc Corp. assumes no obligation to update any forward-looking statement.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits.
The following exhibits are furnished herewith:

EXHIBITS

99	October 29, 2010 press release of Middlefield Banc Corp.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEFIELD BANC CORP.
Date: November 1, 2010	/s/ James R. Heslop, II,
Executive Vice President and COO